SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                      --------------------------------------

                                     FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): September 29, 2000

                                    Levi Strauss & Co.
                    (Exact name of registrant as specified in its charter)


      DELAWARE                         333-36234                    94-0905160
   (State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)

        1155 Battery Street                                               94111
      San Francisco, California
     (Address of principal executive                                  (Zip Code)
                         offices)

          Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  Other Events.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated September 29, 2000 titled "Levi Strauss & Co. to Pursue $350 Million Private Placement of Senior Notes."

ITEM 7.  EXHIBIT.

99        Press Release dated September 29, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2000
                                            LEVI STRAUSS & CO.


                                            By /s/ William B. Chiasson
                                               -----------------------
                                               William B. Chiasson
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer



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                             EXHIBIT INDEX

Exhibit Number                                     Description
--------------                                     -----------

99                                   Press Release dated September 29, 2000